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                                                                      Exhibit 32

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of UST Private Equity Investors Fund, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended January 31, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13
(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 16, 2004                       /s/ David I. Fann
                                          --------------------------------------
                                          Name: David I. Fann
                                          Title: Co-Chief Executive Officer


Date: March 16, 2004                       /s/ Douglas A. Lindgren
                                          --------------------------------------
                                          Name: Douglas A. Lindgren
                                          Title: Co-Chief Executive Officer


Date: March 16, 2004                       /s/ Robert F. Aufenanger
                                          --------------------------------------
                                          Name: Robert F. Aufenanger
                                          Title: Treasurer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.